Supplementary cash flow information - Summary of Change in cash flow information (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Changes in non-cash working capital
Accounts receivable and other	$ (1,471)	$ (2,456)
Inventories	20,775	(31,437)
Accounts payable and accrued liabilities	(14,242)	(1,862)
Total	5,062	(35,755)
Supplementary cash flow information
Income taxes paid	36,879	42,293
Interest paid	$ 36,750	$ 36,750